UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 13, 2011

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street,
Suite 500,
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.03             Bankruptcy or Receivership

As previously disclosed, on October 26, 2009, FairPoint Communications, Inc. (the “Company”) and substantially all of its direct and indirect subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 09-16335) (collectively, the “Chapter 11 Cases”).

On January 13, 2011 (the “Confirmation Date”), the Bankruptcy Court entered an Order Confirming Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of December 29, 2010 (the “Confirmation Order”), which confirmed the Company’s Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as confirmed, the “Plan”).  Copies of the Confirmation Order and the Plan are attached hereto as Exhibits 99.1 and 2.1, respectively, and are incorporated by reference herein.

The Company expects to emerge from Chapter 11 bankruptcy proceedings on or before January 31, 2011 (the “Effective Date”).  However, the consummation of the Plan is subject to certain conditions that must be satisfied prior to the Effective Date, including that there shall have been no modification or stay of the Confirmation Order or entry of other court order prohibiting the consummation of the transactions contemplated by the Plan.  In addition, the Company must perform various other administrative actions in conjunction with emergence from Chapter 11.  There can be no assurance that the Company will satisfy these conditions, complete such required actions and emerge from Chapter 11 within the anticipated timeframe or at all.

The following is a summary of the material terms of the Plan.  This summary only highlights certain substantive provisions of the Plan and is not a complete description of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.  All capitalized terms used herein but not otherwise defined in this Current Report have the meanings set forth in the Plan.

General

Pursuant to the Plan, all outstanding equity interests of the Company, including but not limited to all outstanding shares of common stock, par value $0.01 per share (the “Existing Common Stock”), options and contractual or other rights to acquire any equity interests, will be cancelled and extinguished on the Effective Date.  As of the date hereof, there were 89,964,244 shares of Existing Common Stock outstanding.

In addition, on the Effective Date, the Company’s Debtor-in-Possession Credit Agreement, dated as of October 27, 2009 (as amended, the “DIP Credit Agreement”), by and among the Company and FairPoint Logistics, Inc., certain financial institutions (the “DIP Lenders”) and Bank of America, N.A., as the administrative agent for the DIP Lenders, which provided for a revolving facility in an aggregate principal amount of up to $75 million will be refinanced by the new $75 million Exit Revolving Loan (as defined below).

Under the Plan, holders of claims (the “Pre-petition Credit Agreement Claims”) arising under the Credit Agreement, dated as of March 31, 2008, as amended, among the Company and Northern New England Spinco Inc. (“Spinco”), as borrowers, the lenders party thereto, the pre-petition credit agreement agent, and certain other parties thereto, and all amendments, supplements, ancillary agreements (including, but not limited to, any and all notes, letters of credit, pledges, collateral agreements, intercreditor agreements, swap agreements and hedging agreements), side letters, financing statements, and other documents related thereto (the “Pre-petition Credit Facility”) will receive the following in full and complete satisfaction of such Pre-petition Credit Agreement Claims: (i) a pro rata share of the Exit Term Loan (as defined below); (ii) a pro rata share of certain cash payments; (iii) a pro rata share of 23,620,718 shares of the reorganized Company’s new common stock, par value $0.01 per share (the “New Common Stock”); and (iv) a pro rata share of a 55% interest in a litigation trust.

In addition, holders of allowed unsecured claims against the Company which are in an amount greater than $10,000 (“FairPoint Communications Unsecured Claims”) will receive the following in full and complete satisfaction of such FairPoint Communications Unsecured Claims: (i) a pro rata share of 2,101,676 shares of New Common Stock; (ii) a pro rata share of a 45% interest in a litigation trust; and (iii) a pro rata share of warrants to purchase up to 3,582,402 shares of New Common Stock (the “New Warrants”), the terms of which are more fully described in the form of Warrant Agreement which is attached to the amended plan supplement to the Plan filed with the Bankruptcy Court on December  29, 2010 (as further supplemented, modified or amended, the “Plan Supplement”), which is available at www.fprestructuring.com under the “Court Filings” link.

Finally, holders of allowed unsecured claims against the Company’s subsidiaries and holders of certain unsecured convenience claims against the Company (i.e. unsecured claims in the amount of $10,000 or less), unless otherwise agreed, will receive payment in full in cash in the amount of their allowed claims.

The foregoing is a summary of the treatment of certain classes of creditors under the Plan; for a full description of the treatment of all claims under the Plan, see Sections IV and V of the Plan.

Exit Financing

The Plan provides for the Company to incur indebtedness on the Effective Date consisting of a $1,075,000,000 senior secured credit facility with Bank of America, N.A., Banc of America Securities LLC and a syndicate of lenders (the “Exit Facility”).  The Exit Facility is expected to be comprised of a $75,000,000 first lien revolving loan facility having payment waterfall priority  (the “Exit Revolving Loan”) and a $1,000,000,000 second lien term loan facility the (“Exit Term Loan”).

A copy of the form of the loan agreement governing the Exit Facility is attached to the Plan Supplement, which is available at www.fprestructuring.com under the “Court Filings” link.

Litigation Trust

The Plan provides for the Company to enter into, on the Effective Date, a litigation trust agreement (the “Litigation Trust”) for the benefit of specified holders of allowed claims and for the pursuit of specified causes of action against Verizon Communications Inc. (“Verizon”).  Pursuant to the Plan, the Company will transfer such specified claims and causes of actions against Verizon to the Litigation Trust.

Certificate of Incorporation and By-Laws

The Plan provides that the Company will adopt a Ninth Amended and Restated Certificate of Incorporation of FairPoint Communications, Inc. (the “Amended Charter”), which is expected to become effective on the Effective Date.  The Amended Charter will authorize the Company to issue up to 37,500,000 shares of New Common Stock and up to 2,500,000 shares of preferred stock, par value $0.01 per share. In addition, in connection with the Plan, the Company will adopt Second Amended and Restated By-Laws (the “Amended By-Laws”), which are expected to become effective on the Effective Date.

A copy of the form of Amended Charter and Amended By-Laws are attached to the Plan Supplement, which is available at www.fprestructuring.com under the “Court Filings” link.

Board of Directors

As of the Effective Date, the reorganized Company is expected to have a newly appointed eight person board of directors (the “New Board”).  Selected biographical information for each of the eight proposed new board members is attached to the Plan Supplement, which is available at www.fprestructuring.com under the “Court Filings” link.

In accordance with the Amended By-Laws, the initial members of the New Board are expected to hold office until the first annual meeting of stockholders which will be held following the one year anniversary of the Effective Date.  Thereafter, members of the board of directors of the Company are expected to have one-year terms so that their terms will expire at each annual meeting of stockholders.

Long Term Incentive Plan and Success Bonus Plan

The Plan provides that on the Effective Date, the Company will be deemed to have adopted the FairPoint Communications, Inc. 2010 Long Term Incentive Plan (the “Long Term Incentive Plan”) and the FairPoint Communications, Inc. 2010 Success Bonus Plan (the “Success Bonus Plan”) without any further action by the Company.  A description of certain terms and conditions of the Long Term Incentive Plan and the Success Bonus Plan are set forth in Item 5.02 of this Current Report.

Regulatory Settlements

In connection with the Chapter 11 Cases, the Company negotiated with representatives of the state regulatory authorities in each of Maine, New Hampshire and Vermont with respect to certain modifications to the requirements imposed by such state regulatory authorities as a condition to approval of the Company’s merger with Spinco (each a “Merger Order,” and collectively, the “Merger Orders”). The Company has agreed to regulatory settlements with representatives for each of Maine, New Hampshire and Vermont regarding modification of each state’s Merger Order (each a “Regulatory Settlement,” and collectively, the “Regulatory Settlements”).  These Regulatory Settlements required the final approval of the applicable regulatory authorities in Maine, New Hampshire and Vermont.  On July 6, 2010, the Maine Public Utilities Commission approved the Regulatory Settlement for Maine.  On July 7, 2010, the New Hampshire Public Utilities Commission approved the Regulatory Settlement for New Hampshire.  On December 23, 2010, the Vermont Public Service Board approved the Regulatory Settlement for Vermont.  The Regulatory Settlements were attached to the Company’s Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on December 29, 2010, which is available at www.fprestructuring.com under the “Court Filings” link.

Other

The Plan, as confirmed by the Bankruptcy Court, contained certain changes as compared to the Plan that was filed with the Bankruptcy Court on December 29, 2010, including with respect to the Distribution Record Date (as defined in the Plan).  The Plan, as confirmed, revised the Distribution Record Date with respect to all claims, other than Class 4 Prepetition Credit Agreement Claims (as defined in the Plan), to the date which is one business day after the Confirmation Date.  Therefore, the record date for such claims is January 14, 2011.  The definition of Distribution Record Date with respect to Class 4 Prepetition Credit Agreement Claims has not changed and remains the Confirmation Date, January 13, 2011.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Long Term Incentive Plan and Success Bonus Plan

The Long Term Incentive Plan reserves for issuance under the Long Term Incentive Plan 3,134,603 shares of New Common Stock. Awards thereunder may only be made with respect to such shares of New Common Stock in the form of (i) options to members of management, other employees of the Company and its subsidiaries, directors and certain other limited persons, and (ii) restricted share awards to members of management and other employees of the Company and its subsidiaries, to directors, independent contractors and consultants to the Company (with such awards authorized to be made without restrictions), and to certain other limited persons (such as non-employees who have received an offer of employment).

The Success Bonus Plan provides for a single cash bonus payment to be made to each participant in the Success Bonus Plan on or within 30 days following the Effective Date; provided that the participant is then employed or has previously terminated employment for a qualifying reason.  Total payouts under the Success Bonus Plan are largely determined by a performance-based formula and are capped at $1.8 million.

The above summary of the material terms of the Long Term Incentive Plan and the Success Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Long Term Incentive Plan and the Success Bonus Plan, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

10.1	Form of FairPoint Communications, Inc. 2010 Long Term Incentive Plan

10.2	Form of FairPoint Communications, Inc. 2010 Success Bonus Plan

99.1	Order Confirming Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of December 29, 2010

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts.  When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements.  Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions, the Company’s ability to consummate the Plan and other factors discussed under “Risk Factors” in the reports the Company files with the SEC pursuant to the Exchange Act.  You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Ajay Sabherwal
Name: Ajay Sabherwal
	Title:	Executive Vice President and Chief Financial Officer

Date:  January 13, 2011